AGREEMENT
                                    ---------

         THIS AGREEMENT, is made and entered into this 31ST day of December, 2002, by and between Roxborough Manayunk Bank, (the "Bank"), and Jerry Naessens, an employee of Bank residing at 1133 Hall Avenue (hereinafter referred to as the "Employee")


                                  INTRODUCTION


         WHEREAS, Employee is an officer or other highly paid employee of the Bank; and

         WHEREAS, The Bank is the settlor and beneficiary of a revocable trust ("Trust") which owns insurance policy group No. 96439-G (hereinafter referred to as the "Insurance Policy"), with Metropolitan Life Insurance Company (herein after referred to as the "Insurance Company" or "Insurer"), on the life of, among others, the Employee; and

         WHEREAS, The Bank desires to induce Employee to continue to utilize his best efforts on behalf of the Bank and share with the Employee the financial benefit that the Insurance Policy can achieve; and

         WHEREAS, Bank wishes to assign and endorse $250,000 of the death benefit of the Insurance Policy to Employee or his designee in accordance with section 4.1.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is agreed between the parties hereto as follows:

         SECTION 1:  OWNERSHIP OF INSURANCE:
         -----------------------------------

         The Bank is the beneficial owner of the Trust.

         SECTION 2:  [THIS SECTION HAS BEEN INTENTIONALLY DELETED]:
         ----------------------------------------------------------


         SECTION 3:  RIGHTS OF BANK:
         ---------------------------

         Upon the occurrence of an event described in Section 5 of this Agreement, the Bank shall be entitled to receive an amount equal to all death benefits less those explicitly provided to the Employee's beneficiary under
Section 4 hereof (the "Bank's Policy Interest"). The Bank's Policy Interest shall be payable as provided in Section 5 of this Agreement.



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

         SECTION 4:  RIGHT OF EMPLOYEE
         -----------------------------

4.1. The Employee shall have the right to designate and change direct and contingent beneficiaries (collectively, the "Beneficiary") of the Employee death benefits of the Insurance Policy (the "Employee Death Benefit"). The Employee Death Benefit shall be the first $250,000 paid under the Insurance Policy following the death of the Employee. Employee's Beneficiary designation shall be made in writing delivered to the Human Resources Department at the Bank. Employee's Beneficiary may be amended by the Employee from time to time.

4.2. The Bank hereby endorses the Employee Death Benefit to the Employee, and agrees to execute any other or further documents that may be required in order to effectuate this Split Dollar Insurance Agreement.

         SECTION 5:  DEATH CLAIMS:
         -------------------------

5.1 When the Employee dies, the Bank shall be entitled to receive from the Trustee a portion of the death benefits payable under the Insurance Policy equal to the Bank's Policy Interest. The receipt of this amount by the Bank shall constitute satisfaction of the Bank's rights under Section 3 of this Agreement.

5.2. When the Employee dies, the Beneficiary shall be entitled to receive from the Trustee the amount of the Employee Death Benefit.

         SECTION 6:  TERMINATION OF AGREEMENT:
         -------------------------------------

         This Agreement shall terminate on the occurrence of any of the following events prior to the death of the Employee.

           6.1  Intentionally Deleted.
           6.2  Cessation of the Bank's business.
           6.3  Intentionally Deleted.
           6.4  Intentionally Deleted.
           6.5  Bankruptcy, receivership or dissolution of the Bank.

         SECTION 7:  RIGHTS UPON TERMINATION:
         ------------------------------------

         If this Agreement is terminated under Section 6 of this Agreement the Employee shall forfeit all right to the death benefit specified in Section 4 and Bank at its sole discretion may retain or terminate the Trust.

         SECTION 8:  AMENDMENT OF AGREEMENT:
         -----------------------------------

         The Agreement shall not be modified or amended except by a writing signed by the Employee and Bank. The Agreement shall be binding upon the successors and assigns of each party to this Agreement.


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

         SECTION 9:  STATE LAW
         ---------------------


         This Agreement shall be subject to and shall be construed under the laws of Pennsylvania.

         In witness whereof, the parties hereto have executed this Agreement in duplicate as of the day and year first above written.


         Roxborough Manayunk Bank




         By: /s/John F. McGill, Jr.                     /s/Jerry Naessens
             -------------------------                  -----------------
             John F. McGill, Jr., CEO                   Jerry Naessens






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